                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 28, 2005

                                Orthometrix, Inc.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                       0-26206                06-1387931
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

106 Corporate Park Drive, Suite 102, White Plains, NY               10604
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (914) 694-2285

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

         On February 25, 2005, Orthometrix, Inc. ("OMRX") entered into a
Securities Purchase Agreement with Rock Creek Investment Partners, LP to sell
2,321,429 of OMRX's common shares of beneficial interest, par value $.0005 per share, for an aggregate purchase price of $650,000. The sale of the shares which was made in a private transaction under Regulation D of the Securities Act of
1933, as amended, was consummated on February 25, 2005. OMRX incurred no underwriting costs in connection with the sale.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this February 28, 2005.

                                              ORTHOMETRIX, INC.

                                              By: /s/ Neil H. Koenig
                                                  -------------------------
                                                      Neil H. Koenig
                                                      Chief Financial Officer